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STATE OF NORTH CAROLINA
                                               LEASE AMENDMENT AND
COUNTY OF MECKLENBURG                          EXTENSION AGREEMENT

  This LEASE AMENDMENT AND EXTENSION AGREEMENT (the "Agreement"), is made effective the 1st day of April, 1995, by and between SPEIZMAN BROTHERS PARTNERSHIP ("Lessor" herein) and SPEIZMAN INDUSTRIES, INC. ("Tenant" herein).


                         STATEMENT OF PURPOSE

  A. Lessor entered into a written lease agreement with Tenant dated
December 12, 1990 (the "Lease"), pursuant to which Lessor leased to Tenant and the Tenant leased from Lessor the Leased Premises described therein which are located at 508 West Fifth Street, Charlotte, North Carolina.

  B. The parties now wish to amend the Lease to extend the Lease Term and modify the rents payable thereunder.

  C. The parties enter into this Agreement in order to document their understandings and undertakings in respect to the desired extension and amendments to the Lease.

  NOW, THEREFORE, in consideration of the Statement of Purpose (which by this reference is made a substantive part of this Lease Amendment and Extension Agreement) and other valuable considation exchanged, the adequacy, sufficiency and delivery of which are acknowledged by the parties, Lessor and Tenant mutually agree:

  1. Incorporation of Statement of Purpose. The parties hereto ratify and incorporate by reference the Statement of Purpose set forth above.

  2. Additional Term. Lessor hereby leases and demises to Tenant, and Tenant hereby rents and takes from Lessor the Leased Premises for an additional term of one (1) year, commencing at midnight on the 1st day of April, 1995, and ending on March 31, 1996, upon the same terms and conditions as set forth in the Lease, except as herein modified.

  3. Rental During Additional Term. The rent amount during the Additional Term shall be the sum of THREE HUNDRED ELEVEN THOUSAND FIVE HUNDRED TWENTY and NO/100 ($311,520.00) per year, in monthly installments of TWENTY-FIVE THOUSAND NINE HUNDRED SIXTY and NO/100 DOLLARS ($25,960.00) payable on the first day of each month during the term hereof, commencing on the 1st day of April, 1995.

  4. Ratification of Lease. Except as herein amended and extended, the parties ratify and confirm the Lease. Further, as of the date of this Agreement, Tenant hereby certifies to Lessor that: (a) the Lease, as amended, is in full force and effect; (b) Lessor has performed all of its obligations and satisfied all of its conditions arising under the Lease; and
(c) Tenant has not assigned, sublet or encumbered its interest in the Lease.

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  5. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of Lessor and the Parties constituting the Tenant, jointly and severally, and their respective personal representatives, heirs, successors and permitted assigns.

  6. Entire Agreement. This Agreement contains the entire agreement of the parties hereto, and no change, qualification or cancellation hereof shall be effective unless set forth in a writing signed by the parties hereto.

  7. Notices. All notices, requests, consents and other communications in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed in the United States Mail, First Class, postage prepaid and addressed as follows:

  As to Seller:   Speizman Brothers Partnership
                  c/o Robert S. Speizman
                  508 West 5th Street
                  P.O. Box 31215
                  Charlotte, North Carolina 28231

  As to Tenant:   Speizman Industries, Inc.
                  508 West 5th Street
                  P.O. Box 31215
                  Charlotte, North Carolina 28231

  8. Severability. In the event that any portion of this Agreement is found to be in violation of or conflict with any federal or state law, the parties agree that the invalidity or unenforceability of such provision shall be in no way render invalid or unenforceable any other part of provision hereof.

  9. Governing Law. This Agreement shall be construed and enforced in accordance with the applicable provisions of North Carolina law, and the parties hereto do further agree and stipulate that any dispute hereunder shall be brought in the court of proper jurisdiction (State or Federal) in Charlotte, Mecklenburg County, North Carolina.

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  IN WITNESS WHEREOF, the Lessor and Tenant have each executed this Agreement as of the day and year set forth above.


                                SPEIZMAN BROTHERS PARTNERSHIP

                                (Signature of Robert S. Speizman appears here) Robert S. Speizman

                                (Signature of Lawrence J. Speizman appears here) Lawrence J. Speizman

                                SPEIZMAN INDUSTRIES, INC.

                                (Signature of Robert S. Speizman appears here) Robert S. Speizman, President

ATTEST:

(Signature appears here)
       Secretary

   [CORPORATE SEAL]
(Corporate Seal appears here)





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STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     I, Dana Gail Russell a Notary Public in and for said County and State do hereby certify that Robert S. Speizman, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and notarial seal, this the 28th day of March, 1995.

                                  (SIGNATURE OF DANA GAIL RUSSELL APPEARS HERE) NOTARY PUBLIC

                                                             MY COMMISSION
                                  MY COMMISSION EXPIRES: EXPIRES JUNE 25, 1996

                                                       [SEAL]

STATE OF FLORIDA

COUNTY OF PALM BEACH

     I, Norma W. Gearing a Notary Public in and for said County and State do hereby certify that Lawrence J. Speizman, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

     Witness my hand and notarial seal, this the 3 day of April, 1995.

                                  (Signature of Norma W. Gearing appears here)
                                  Notary Public

                                        My Commission Expires: 7/18/98

                                                       [SEAL]

                                           (Official Notary Public Seal
                                                 NORMA W. GEARING
                      (Logo of the Notary        COMMISSION NUMBER
                        Public State of              CC381769
                           Florida               MY COMMISSION EXP.
                         appears here)             JULY 18, 1998)

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STATE OF NORTH CAROLINA

COUNTY OF MECKLENBURG

     I, Dana Gail Russell a Notary Public of the County and State aforesaid, certify that Robert S. Speizman personally came before me this day and acknowledged that he is the President of SPEIZMAN INDUSTRIES, INC. and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name, sealed with its corporate seal and attested by its Corporate Secretary.

     Witness my hand and official stamp or seal, this the 28th day of March, 1995.

                                  (SIGNATURE OF DANA GAIL RUSSELL APPEARS HERE) NOTARY PUBLIC

                                                             MY COMMISSION
                                  MY COMMISSION EXPIRES: EXPIRES JUNE 25, 1996

                                                       [SEAL]

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